SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)      October 24, 1996


                             TOUCAN GOLD CORPORATION
               (Exact name of registrant as specified in charter)



           Delaware            33-28562                        75-2661571
(State of incorporation)(Commission File Number)(IRS Employer Identification No)




8201 Preston Road, Suite 600,       Dallas, Texas                    75225
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code               (214) 890-8065
                                                   -----------------------------








          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On October 17, 1996 Toucan Gold Corporation ("Toucan") entered into a placement agreement (the "Agreement") with Yorkton Securities Inc. ("Yorkton") pursuant to which Yorkton was appointed as the exclusive agent for Toucan to sell, on a best efforts basis, up to 1,200,000 units (the "Units") to raise proceeds of up to U.S. $3 million. Each Unit shall consist of one share of common stock (the "Common Stock"), par value $.01 per share, of Toucan and a warrant to purchase one share of Common Stock. Certain terms and conditions of the Units and the fees and other consideration to be paid to Yorkton are set out in the term sheet attached as schedule A to the Agreement. The offering will be conducted pursuant to Regulation S promulgated under the United States
Securities Act of 1933, as amended, and to exemptions from the offering requirements in any jurisdiction in which the Units are offered. Accordingly, Units will not be offered or sold in the United States or to U.S. persons, as defined in Regulation S. This and certain other information concerning the offering was disclosed in a Form 8-K, which was filed with the Securities and Exchange Commission on October 21, 1996. The Agreement is an exhibit to that Form 8-K.

         On October 24, 1996, the Company agreed with Yorkton to amend the Agreement to provide that the maximum number of Units to be sold in the offering shall be increased to 1,600,000 Units and the maximum amount of proceeds shall be increased to U.S. $4 million (the "Amendment"). In all other respects, the Agreement remains unchanged. The Amendment is an exhibit to this Form 8-K/A.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired

                  Not Applicable

         (b)      Pro Forma Financial Information

                  Not Applicable

         (c)      Exhibits

                  10.1 Agreement with Yorkton Securities Inc., dated October 17, 1996.

                  10.2 Amendment to the Agreement with Yorkton Securities Inc., dated October 23, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Toucan Gold Corporation
                                       (Registrant)



Date:  October 29, 1996                By:    /s/ Robert Jeffcock
                                          -----------------------
                                            Robert Jeffcock
                                            Chief Executive Officer



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                             Toucan Gold Corporation

                                  Exhibit Index


         Exhibit No.                           Description

              10.1*                Agreement with Yorkton Securities Inc., dated
                                    October 17, 1996

              10.2**               Amendment to the Agreement with Yorkton
                                    Securities Inc., dated October 23, 1996


--------
         *        Previously filed.
         **       Filed herein.

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                                  Exhibit 10.2


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